UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2010

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-13921	650377773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Development Specialists

200 South Biscayne Boulevard, Suite 1818

Miami, Florida 33131

(Address of principal executive office)

Registrant’s telephone number, including area code (305) 374-2717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 14, 2010, BankUnited Financial Corporation, a Florida corporation (the “Company”), together with its subsidiaries, filed its consolidated federal income tax return for the year ended September 30, 2009 (the “Tax Return”) with the Internal Revenue Service (“IRS”). The Tax Return reported, among other things, a net operating loss in the amount of $3,752,688,436 for the year ended September 30, 2009.

It is important to note that the Tax Return has neither been reviewed nor accepted by the IRS as of the date hereof. In addition, the Federal Deposit Insurance Corporation (“FDIC”), in its capacity as receiver for BankUnited, FSB, the Company’s wholly-owned former banking subsidiary, filed a motion on May 25, 2010 in the United States Bankruptcy Court for the Southern District of Florida seeking permission to file a competing consolidated tax return on behalf of the Company and its subsidiaries for the year ended September 30, 2009 (the “FDIC Motion”). If the FDIC’s Motion is granted, and the FDIC follows certain Treasury guidelines and files a competing consolidated tax return for the period then ended, the IRS could accept the FDIC’s tax return, accept the Company’s Tax Return, adjust the Company’s Tax Return to take into account information provided by the FDIC, or adjust the FDIC’s tax return to take into account information provided by the Company. Further, the Company and the FDIC are currently engaged in litigation with respect to the ownership of certain tax refunds and other tax attributes.

In conjunction with the filing of the Tax Return, on June 17, 2010, the Company filed with the IRS an application for tentative refund through which it elected to carry back to previous years $129,209,049 (the “NOL Carryback”) thus claiming a refund of $42,552,226 for taxes paid in fiscal years 2003, 2005, and 2006.

If the Tax Return is accepted by the IRS as filed, then after application of the NOL Carryback, the Company will be left with a remaining net operating loss of $3,623,479,387 for the year ended September 30, 2009. The Company proposes to explore the ability to carry the remaining net operating loss forward to future years as the basis for a Chapter 11 plan transaction that, if confirmed and consummated, could generate significant additional value for the Company’s bankruptcy estate and creditors. The Company is also considering and evaluating other alternatives to maximize the value of its tax attributes, which could require amending the Tax Return.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current expectations, estimates and management’s beliefs about the Company and the circumstances surrounding the Company’s Chapter 11 proceeding. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are subject to risks and uncertainties that are difficult to predict.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: June 17, 2010	By:	/s/ Joseph J. Luzinski
Name: Joseph J. Luzinski
Title: Chief Restructuring Officer

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